SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                (Date of earliest event reported): August 12, 2003


                             ADVANCED PHOTONIX, INC.
             (Exact Name of Registrant as specified in its Charter)



              Delaware                  1-11056               33-0325826
     (State or other jurisdiction    (Commission             (IRS Employer
         of incorporation)            File Number)        Identification No.)



                 1240 Avenida Acaso, Camarillo, California 93012
               (Address of Principal Executive Offices) (ZIP Code)



       Registrant's telephone number, including area code: (805) 987-0146


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Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired:  None

         (b)  Proforma financial information:  None

         (c)  Exhibits:

         Exhibit No.        Description
         -----------        -----------
         Exhibit 99.1       Press Release of Advanced Photonix,  Inc. dated
                            August 12, 2003, announcing financial results for the quarter ended June 29, 2003
                            (furnished pursuant to Item 12 on Form 8-K, under Item 9 of this report)

Item 9.  Regulation FD Disclosure

     Pursuant to Exchange Act Release 34-47583, Advanced Photonix, Inc. ("the Company") is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9. On August 12, 2003, the Registrant issued a press release announcing its results of operations for the fiscal quarter ended June 29, 2003. A copy of the press release is included with this Report as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition

     Pursuant to Exchange Act Release 34-47583, the Company is furnishing the information required by this Item 12 under Item 9 of Form 8-K, "Regulation FD Disclosure."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANCED PHOTONIX, INC.



                                By: /s/ Susan A. Schmidt
                                    -------------------------
                                    Susan A. Schmidt
                                    Chief Financial Officer and Secretary